UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 27, 2022

Poshmark, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	001-39848	27-4827617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

203 Redwood Shores Parkway, 8th Floor,
Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (650) 626-4771

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	POSH	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Poshmark, Inc. (the “Company” or “Poshmark”) held on December 27, 2022 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending acquisition by NAVER Corporation, a public corporation organized under the laws of the Republic of Korea (“Naver”). As of the date of this Current Report on Form 8-K, the transaction is expected to close in early January 2023.

As of November 2, 2022, the record date for the Special Meeting, there were 54,649,854 shares of Poshmark Class A common stock, par value $0.0001 per share (“Class A common stock”) and 24,592,080 shares of Poshmark Class B common stock, par value $0.0001 per share (“Class B common stock” and together with Class A common stock, the “Poshmark common stock” or “Company common stock”), outstanding and entitled to vote at the Special Meeting. Each holder of Class A common stock was entitled to one (1) vote for each share of Class A common stock owned of record on the record date and each holder of Class B common stock was entitled to ten (10) votes for each share of Class B common stock owned of record on the record date. At the Special Meeting, a total of 258,471,032 votes, representing approximately 85.99% of the voting power of the outstanding shares of Poshmark common stock entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the Company’s stockholders voted on the proposal listed below. The proposal is described in detail in the Company’s proxy statement for the Special Meeting filed with the Securities and Exchange Commission on November 25, 2022 (the “Proxy Statement”). The final results of the votes regarding the proposal are set forth below. There are no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt the Agreement and Plan of Merger, dated as of October 3, 2022 (the “Merger Agreement”), by and among the Company, Naver, Proton Parent, Inc., a Delaware corporation and a wholly owned subsidiary of Naver (“Proton Parent”), and Proton Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Proton Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Naver (the “Merger”).

The total number of the votes (based on the voting power of shares of Poshmark common stock entitled to vote) with respect to the Merger Agreement Proposal were as follows and the proposal was approved:

Votes For	Votes Against	Abstentions
258,328,439	86,220	56,373

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement, was not voted upon at the Special Meeting because there were sufficient votes at the time of the Special Meeting to approve Proposal 1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and NAVER, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) potential delays in consummation the proposed transaction; (iv) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on the Company’s business and general economic conditions; (vii) the Company’s ability to implement its business strategy; (viii) significant transaction costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the ability of the Company to retain and hire key personnel; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poshmark, Inc.

Dated: December 27, 2022	By:	/s/ Manish Chandra
Name: Manish Chandra
Title: Chief Executive Officer